--------------------------------------------------------------------------------
NAVTECH, Inc. and SUBSIDIARIES
EXHIBIT 23
--------------------------------------------------------------------------------


                          INDEPENDENT AUDITORS' CONSENT
                          -----------------------------

     We consent to the incorporation by reference in Registration Statements No. 333-32648, 333-32656 and 333-58756 of Navtech Inc. on Form S-8 of our report dated December 19, 2003, appearing in this Annual Report on Form 10-KSB of Navtech Inc. for the year ended October 31, 2003.

Deloitte & Touche LLP
Kitchener, Ontario
Canada
January 20, 2004